UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 7, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification No.)

4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.

     Apartment Investment and Management Company (“Aimco”) announces that Paul McAuliffe, Aimco’s Executive Vice President and Chief Financial Officer, will be speaking at the Credit Suisse First Boston 2005 Real Estate Conference on Thursday April 7, 2005 at 9:45 a.m. Eastern time. Mr. McAuliffe’s presentation will be Webcast and the written materials that accompany his presentation will be available on Aimco’s Website at the link: http://www.aimco.com/about/Company/CSFB0405.asp. The written presentation is also furnished herewith as Exhibit 99.1. The information contained on Aimco’s website is not incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Apartment Investment and Management Company Presentation – Credit Suisse First Boston Real Estate Conference 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: April 7, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul J. McAuliffe
Paul J. McAuliffe
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Apartment Investment and Management Company Presentation — Credit Suisse First Boston Real Estate Conference 2005